                                                                   EXHIBIT 99(v)


     NOTE PURCHASE OPTION AGREEMENT, dated as of June 1, 2001 (this "Agreement"), among CGU International Holdings Luxembourg S.A., a Luxembourg corporation, CGU Holdings LLC, a Delaware limited liability company (each a "Noteholder," which term shall include any person who becomes a Noteholder in accordance with Section 4.2 hereof) and White Mountains Insurance Group, Ltd., a company existing under the laws of Bermuda (the "Optionee").

     WHEREAS, pursuant to a Stock Purchase Agreement dated as of September 24, 2000 by and among CGU International Holdings Luxembourg S.A., CGU Holdings LLC (each a "Seller"), CGNU plc, the Optionee, TACK Holding Corp. (the "Note Issuer") and TACK Acquisition Corp., as amended by Amendment No. 1 thereto dated as of October 15, 2000 and by Amendment No. 2 thereto dated as of February 20, 2001 (as amended, the "Stock Purchase Agreement"), the Note Issuer issued to the Sellers subordinated promissory notes due November 29, 2002 (the "Maturity Date") (such promissory notes and any other like promissory note that may be issued by the Note Issuer in replacement or upon transfer (whether in whole or in part) of any of them, or of any such other promissory note, and that shall be outstanding are each referred to herein as a "Note") in the aggregate principal amount of $260,000,000.00;

     WHEREAS, Exhibit G to the Stock Purchase Agreement contemplates that each of the Sellers would grant the Optionee an option to purchase the Notes issued to such Seller from such Seller (or any person to whom such Seller or any transferee of such Seller may transfer such Note) on the terms and subject to the conditions set forth in such Exhibit G; and

     WHEREAS, in accordance with their respective obligations undertaken in the Stock Purchase Agreement, including Exhibit G thereto, each Seller desires to grant to the Optionee, and the Optionee desires to accept from each Seller, an option to purchase such Seller's Note on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the covenants and agreements contained in this Agreement, the parties hereto agree as follows:


                                    ARTICLE I
                                   THE OPTION

     SECTION 1.1 OBLIGATION TO SELL. On the terms and subject to the conditions of this Agreement, each Noteholder hereby grants the Optionee an option to purchase the Notes held by such Noteholder. On the Maturity Date, if the Optionee shall have delivered an Exercise Notice (as defined below) to the Noteholders in accordance with Section 1.2 hereof, then subject to satisfaction of the conditions set forth in Article III hereof, each Noteholder shall sell to the Optionee, and the Optionee shall purchase from each Noteholder, for the consideration specified in Section 1.3 hereof, the Notes held by such Noteholder specified in such Exercise Notice or such lesser portion thereof as may be determined pursuant to Section 1.5 hereof.

     SECTION 1.2 EXERCISE NOTICE. If the Optionee desires to purchase the Notes as provided in this Agreement, the Optionee shall deliver to each Noteholder a notice (the "Exercise

Notice") not less than 10 days before the Maturity Date and not more than 90 days before the Maturity Date, specifying (i) that the Optionee has elected to purchase the Notes in accordance with this Agreement and (ii) the amount of consideration that is payable by the Optionee.

     SECTION 1.3 CONSIDERATION. The consideration payable by the Optionee upon purchase of any Note shall consist of a number of common shares of the Optionee ("Common Shares") equal to the Number of Shares Issuable (as defined below). Such Common Shares when issued shall be validly issued, fully paid and non-assessable and free and clear of all liens. The "Number of Shares Issuable" shall be a number (rounded to the nearest whole number) determined by dividing the principal amount of the Note to be purchased, plus accrued and unpaid interest thereon calculated in accordance with the provisions of the Notes, by the Per Share Price as of the Maturity Date; PROVIDED, HOWEVER, that any calculation of Number of Shares Issuable shall be made without any reduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto. The "Per Share Price" initially shall be $245 per share, subject to adjustment pursuant to Article II hereof.

     SECTION 1.4 PARTIAL PURCHASES PRO RATA; NO RIGHT OF SET-OFF.

     (a) Except as may be required or permitted by Section 1.5 hereof or as may be agreed by the Optionee and any Noteholder with respect to such Noteholder's Notes, the Optionee must purchase the same proportion of Notes from each Noteholder if it elects to purchase any Notes hereunder.

     (b) Without the prior written consent of a Noteholder, the Optionee shall not be entitled to set-off its obligation to pay the consideration payable by it to such Noteholder in accordance with Section 1.3 hereof against any amount that such Noteholder may owe or be alleged to owe the Optionee.

     SECTION 1.5 LIMITATION ON AMOUNT OF NOTES TO BE PURCHASED.

     (a) Notwithstanding anything in this Agreement to the contrary, the Optionee shall not be permitted to purchase from any Noteholder or group of Noteholders ("Control Noteholders") an aggregate principal amount of Notes that is greater than the aggregate principal amount (the "Note Limit") that would require the Optionee to deliver to such Control Noteholders, in consideration for their Notes (including accrued and unpaid interest thereon in accordance with Section 1.3), an aggregate number of Common Shares equal to the Share Limit. The "Share Limit" means the greatest number of Common Shares that could as of the Maturity Date be acquired by such Control Noteholders without any of them or any parent company thereof being required to file a "Form A" or other request for approval of the acquisition by such Noteholder or parent company of control of any direct or indirect insurance company subsidiary of Optionee with any U.S. insurance regulator. If, pursuant to the first sentence of this Section 1.5(a), the Optionee is not permitted to purchase the full aggregate principal amount of the Notes held by Control Noteholders sought to be purchased by the Optionee, the Optionee shall purchase from such Control Noteholders an aggregate principal amount of Notes equal to the Note Limit, with the amount to be purchased allocated among such Control Noteholders as they shall direct in a notice delivered to the Optionee at least three business days prior to the Maturity Date (or, if no such notice is delivered, pro rata according to the principal amount of Notes held by them). Any partial purchase pursuant to this Section 1.5 shall not affect the rights of any Noteholder to receive repayment from the Note Issuer of the principal and accrued interest on such Noteholder's Notes that are not purchased by the Optionee.

     (b) If requested by the Optionee in the Exercise Notice, each Noteholder shall use its commercially reasonable efforts prior to the Maturity Date to file and seek and to cause its affiliates to file and seek approval of a disclaimer of control or other exemptive relief from the appropriate insurance regulators permitting the Optionee to purchase all of the Notes held by such Noteholder in exchange for Common Shares without such Noteholder or any affiliate being required to file a request for approval of acquisition of control as described in Section 1.5(a). Any such approval that may be in effect as of the Maturity Date shall be taken into consideration in determining the Share Limit with respect to such Noteholder or group of Noteholders; PROVIDED that any such approval shall not be considered for the foregoing purpose if it contains any materially adverse condition, restriction or requirement (not including any such condition, restriction or requirement customarily imposed by the issuing insurance regulator in connection with similar transactions).

     SECTION 1.6 CLOSING. If the Optionee has validly delivered an Exercise Notice, then on the terms and subject to the conditions of this Agreement, the closing of the purchase and sale of the Notes (the "Closing") shall be held at 9:00 a.m. (New York City time) on the Maturity Date at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York 10019. At the Closing, (i) each Noteholder shall deliver to the Optionee a Note, registered in the name of the Optionee, in the principal amount equal to the aggregate principal amount of the Notes to be purchased by the Optionee from such Noteholder, (ii) the Optionee shall issue and deliver to each Noteholder a certificate or certificates, registered in the name of such Noteholder, representing such number of validly issued, fully paid and non- assessable Common Shares, free and clear of all liens, as shall be issuable to such Noteholder in accordance with Section 1.3 hereof, (iii) the Noteholders and the Optionee shall deliver cross- receipts in appropriate form, (iv) the Optionee shall be deemed to make to the Noteholder the representations, warranties, covenants and agreements required by Sections 9(c), (d) and (e) of the Note and
(v) the Noteholders and the Optionee shall execute and deliver a registration rights agreement substantially in the form of Exhibit 2 hereto.


                                   ARTICLE II
                                  ANTI-DILUTION

     SECTION 2.1 ADJUSTMENT OF PER SHARE PRICE; NUMBER OF SHARES ISSUABLE. The Per Share Price shall be subject to adjustment from time to time from and after the date of this Agreement through the Maturity Date in the applicable manner, and upon the occurrence of any of the events, enumerated in this Section 2.1.

     (a) SHARE DIVIDENDS, SUBDIVISIONS, RECLASSIFICATIONS, COMBINATIONS. If the Optionee declares a dividend or makes a distribution on its outstanding Common Shares in Common Shares, or subdivides or reclassifies its outstanding Common Shares into a greater number of Common Shares, or combines its outstanding Common Shares into a smaller number of Common Shares, then, in each such event,

          (i) the then applicable Per Share Price shall be adjusted so that the Noteholders shall be entitled to receive, upon the exercise by the Optionee of its option hereunder, the number of Common Shares which such Noteholder would have been entitled to receive immediately after the happening of any of the events described above had such option been exercised immediately prior to the happening of such event or the record date therefor, whichever is earlier; and

          (ii) an adjustment to the Per Share Price made pursuant to this clause
     (a) shall become effective (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of Common Shares entitled to receive such dividend or distribution or (B) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

     (b) ISSUANCE OF COMMON SHARES OR CONVERTIBLE SECURITIES.

          (i) If the Optionee issues or sells any Common Shares or Convertible Securities, other than any Permitted Issuance or issuance of Common Shares to which Section 2.1(a) or (c) applies, without consideration or at a price per Common Share (or having an exercise, exchange or conversion price per Common Share) less than the closing price per Common Share on the trading day immediately preceding (x) the Determination Date, if one exists in connection with such event, or (y) in all other cases, the date of such issuance, then in each such event, the Per Share Price shall be adjusted to equal the then applicable Per Share Price multiplied by a fraction, of which:

               (A) the numerator shall be the sum of (I) the number of Common Shares outstanding on such date and (II) the number of Common Shares which the aggregate consideration receivable by the Optionee for the total number of Common Shares so issued (or into which the Convertible Securities may be exercised, exchanged or converted) would purchase at the Fair Market Value on the date specified in clause (x) or (y) above, as applicable. For purposes of this subparagraph, the aggregate consideration receivable by the Optionee in connection with the issuance of Common Shares or of securities exercisable or exchangeable for or convertible into Common Shares shall be deemed to be equal to the sum of the net offering price (after deduction of any related expenses payable to third parties), if any, of all such securities plus the minimum aggregate amount, if any, payable upon exercise or conversion of any such Convertible Securities into Common Shares, and

               (B) the denominator shall the sum of (I) the number of Common Shares outstanding on such date and (II) the number of additional Common Shares issued (or into which the Convertible Securities may be exercised, exchanged or converted).

          (ii) an adjustment to the Per Share Price made pursuant to this clause
     (b) shall become effective immediately after the Determination Date, if applicable, or if not applicable then the date of such issuance.

          (iii) upon the expiration or termination of any unexercised Convertible Securities or of conversion or exchange privileges pursuant to any Convertible Securities for which any adjustment to the Per Share Price was made pursuant to this clause (b), the then applicable Per Share Price shall be readjusted and shall thereafter be such number as would have been determined had the Per Share Price been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of
     (A) the Common Shares, if any, actually issued or sold upon the exercise of such Convertible Securities or conversion or exchange right of such Convertible Securities and (B) the consideration, if any, actually received by the Optionee upon such exercise or conversion plus the consideration, if any, actually received by the Optionee for the issuance or sale of all of such Convertible Securities whether or not exercised, converted or exchanged. No such readjustment shall have the effect of decreasing the Per Share Price by an amount in excess of the amount of the adjustment initially made for the issuance or sale of such Convertible Securities.

     (c) ISSUANCES UPON MERGER, CONSOLIDATION OR SALE OF OPTIONEE. If the Optionee shall be a party to any transaction (including a merger, consolidation, sale of all or substantially all of the Optionee's assets, liquidation or recapitalization of the Common Shares and excluding any transaction to which
Section 2.1(a), (b) or (f) applies) in which the previously outstanding Common Shares shall be changed into or, pursuant to the operation of law or the terms of the transaction to which the Optionee is a party, exchanged for different securities of the Optionee or common shares or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing, then the Noteholders shall be entitled to receive, upon the exercise by the Optionee of its option hereunder, the number of common shares or other securities of the Optionee or other corporation or interests in a noncorporate entity or other property (including cash) or any combination of the foregoing equal to (A) the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as applicable, into which or for which each Common Share is changed or exchanged multiplied by (B) the Number of Shares Issuable in effect immediately prior to the consummation of such transaction. If any transaction described in this
Section 2.1(c) is effected and any stock, securities and/or other property becomes deliverable upon exercise of the option hereunder the Optionee shall be obligated to make future adjustments to the amount of stock, securities and/or other property deliverable upon exercise of the option in the circumstances and amounts set forth in this Section 2.1 as if such stock, securities and/or other property were Common Shares.

     (d) DIVIDENDS OF CASH, SECURITIES, ASSETS. If the Optionee shall distribute, by dividend or otherwise, to all holders of outstanding Common Shares evidences of its indebtedness, shares of capital stock, cash or other property or assets (but excluding any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in paragraphs (a) or (b) of this Section), then, in each such event, the Per Share Price shall be adjusted so that the same shall equal the price determined by multiplying the Per Share Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or distribution by a fraction, of which the numerator shall be the Fair Market Value per Common Share on the Determination Date less the then fair market value (as reasonably determined in good faith by the Board of Directors of the Optionee, whose determination shall be conclusive and described in a board resolution) of the portion of the evidences of indebtedness, shares of capital stock, cash, or other property or assets so distributed applicable to one Common Share and the denominator shall be such Fair Market Value per Common Share, such adjustment to become effective immediately prior to the opening of business on the Determination Date.

     (e) CASH DIVIDENDS. In case the Optionee shall (I) by dividend or otherwise, make a distribution to all holders of outstanding Common Shares exclusively in cash (excluding any cash that is distributed as part of a distribution referred to in paragraph (d) of this Section) in an aggregate amount that, combined together with (II) the aggregate amount of any other dividends to all holders of Common Shares made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (e) or paragraph (f) of this Section has been made and (III) the aggregate of any cash plus the fair market value, as of the expiration of the applicable tender or exchange offer referred to below (as reasonably determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a board resolution), of consideration payable in respect of any tender or exchange offer (other than consideration payable in respect of any odd-lot tender offer) by the Optionee or any of its subsidiaries for all or any portion of the Common Shares concluded within the 12 months preceding the date of payment of the distribution described in clause (I) above and in respect of which no adjustment pursuant to this paragraph (e) or paragraph (f) of this Section has been made, exceeds 10% of the product of the Fair Market Value per Common Share on the Determination Date times the number of Common Shares outstanding on such Determination Date (the "Dividend Threshold"), then, and in each such case, immediately after the close of business on such Determination Date, the Per Share Price shall be adjusted so that the same shall equal the price determined by multiplying the Per Share Price in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the Fair Market Value per Common Share on the Determination Date less an amount equal to the quotient of
(x) the combined amount distributed or payable in the transactions described in clauses (I), (II) and (III) above less the Dividend Threshold and (y) the number of Common Shares outstanding on such Determination Date and (ii) the denominator of which shall be equal to the Fair Market Value per Common Share on such Determination Date.

     (f) TENDER OR EXCHANGE OFFERS. In case (I) a tender or exchange offer made by the Optionee or any subsidiary of the Optionee for all or any portion of the Common Shares is consummated and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the Common Shares accepted for payment in such tender or exchange offer) of an aggregate consideration having a fair market value (as reasonably determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a board resolution) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) that, combined together with (II) the aggregate of the cash plus the fair market value (as reasonably determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a board resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer (other than consideration payable in respect of any odd-lot tender offer) by the Optionee or any subsidiary of the Optionee for all or any portion of the outstanding Common Shares consummated within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (e) of this Section or this paragraph (f) has been made and (III) the aggregate amount of any dividends to all holders of the Optionee's Common Shares made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (e) of this Section or this paragraph (f) has been made, exceeds 10% of the product of the Fair Market Value per Common Share as of the Expiration Time times the number of Common Shares outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Per Share Price shall be reduced (but not increased) so that the same shall equal the price determined by multiplying the Per Share Price immediately prior to the close of business as of the Expiration Time by a fraction (i) the numerator of which shall be equal to
(A) the product of (x) the Fair Market Value per Common Share as of the Expiration Time and (y) the number of Common Shares outstanding (including any tendered shares) as of the Expiration Time less (B) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the transactions described in clauses (I), (II) and (III) above (based on, in the case of clause (I), the Common Shares accepted for payment in such tender or exchange offer), and (ii) the denominator of which shall be equal to the product of (A) the Fair Market Value per Common Share as of the Expiration Time and (B) the number of Common Shares outstanding (including any tendered shares) as of the Expiration Time less the number of Common Shares accepted for payment in such tender or exchange offer.

     (g) NOTICES OF ADJUSTMENT.

          (i) Upon any adjustment of the Per Share Price pursuant to this
     Section 2.1, the Optionee shall promptly, but in any event within 10 days thereafter, cause to be given to each Noteholder, in accordance with
     Section 5.1, by registered mail, postage prepaid, a certificate signed by an executive officer setting forth the Per Share Price and/or the kind of shares of other securities or assets issuable upon the exercise by the Optionee of its option hereunder as so adjusted and describing in reasonable detail the facts accounting for such adjustment and the method of calculation used. Where appropriate, such certificate may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 2.1.

          (ii) In the event the Optionee proposes to take (or receives notice of) any action which would require an adjustment of the Per Share Price pursuant to Section 2.1, then the Optionee shall cause to be given to each Noteholder, in accordance with Section 5.1, at least 10 days prior to the applicable record date or effective date for such action, a written notice in accordance with Section 2.1: (A) stating such record date or effective date, (B) describing such action in reasonable detail and (C) stating the date as of which it is expected that holders of record of Common Shares shall be entitled to receive any applicable dividends or distributions or to exchange their shares for securities or other property, if any, deliverable upon such action. The failure to give the notice required by this Section 2.1(d) or any defect therein shall not affect the legality or validity of any such action or the vote upon any such action.

     (h) ADJUSTMENTS. No adjustments in the Per Share Price shall be made unless such adjustment would result in an adjustment of more than 1% in the Per Share Price; PROVIDED, HOWEVER, that any adjustments that by reason of this paragraph
(h) are not made shall be carried forward and taken into account in any subsequent adjustment.

     (i) DEFINED TERMS. As used in this Section 2.1, the following terms shall have the following meanings:

     "CONVERTIBLE SECURITIES" means any rights, warrants, options or other securities directly or indirectly convertible into or exercisable or exchangeable for Common Shares, other than any Permitted Issuances.

     "DETERMINATION DATE" means, with respect to the making of any issuance, dividend or distribution as to which a record or other date is fixed for the determination of holders of Common Shares entitled to receive or participate in such issuance, dividend or distribution, the earlier of (i) such record or other date and (ii) the first date on which the Common Shares trade regular way on the principal securities exchange or market on which they are traded without the right to receive such issuance, dividend or distribution.

     "FAIR MARKET VALUE" means, as of any date, with respect to a Common Share, the average of the closing prices of a Common Share for the ten consecutive trading days immediately prior to the determination date or, if the Common Shares are not listed or admitted to trade on any national securities exchange, the fair market value per share as determined in good faith by the Board of Directors of the Optionee in reliance upon an opinion of a nationally recognized investment bank and certified in a resolution sent to each Noteholder.

     "PERMITTED ISSUANCE" means (a) any shares, warrants, options, rights or other securities of the Optionee outstanding on the date hereof (and the issuance of any Common Shares upon the exercise or conversion thereof), (b) any Common Shares issued upon exercise of the Warrants, (c) any share options or other securities of the Optionee granted pursuant to any employee benefit plan or program of the Optionee and any Common Shares or other securities of the Optionee issued upon exercise thereof, (d) any securities of the Optionee issued in consideration for the acquisition of a business and (e) any public offering of any securities of the Optionee, other than pursuant to or in connection with an issuance of rights, options or warrants to all holders of Common Shares of the Optionee entitling them to subscribe for or purchase Common Shares.

     "WARRANTS" means the warrants to purchase 1,714,285 Common Shares sold pursuant to the Warrant Agreement among the Optionee and Berkshire Hathaway Inc., dated as of May 31, 2001.

                                   ARTICLE III
                          CONDITIONS TO PURCHASE RIGHT

     SECTION 3.1 CONDITIONS TO PURCHASE RIGHT. The obligations of each Noteholder to sell its Notes to the Optionee pursuant to this Agreement are subject to the satisfaction or waiver by such Noteholder on or prior to the Maturity Date of the following conditions:

     (a) NO EVENT OF DEFAULT. No Event of Default under such Noteholder's Notes shall have occurred and be continuing.

     (b) HSR. If filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") is required in connection with sale of such Noteholder's Notes to the Optionee hereunder, then any waiting period (and any extension thereof) applicable to the transactions contemplated hereby under the HSR Act shall have been terminated or shall have otherwise expired; PROVIDED, that this condition shall only apply to a Noteholder if such Noteholder shall have used its commercially reasonable efforts to pursue such termination or expiration.

     (c) NYSE. The Common Shares (or other common equity securities to be issued pursuant to Section 2.1(c)) to be issued at the Closing shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.


                                   ARTICLE IV
                              ASSIGNMENT; NOVATION

     SECTION 4.1 ASSIGNMENT. Except for assignments (i) by the Optionee in connection with any transaction described in Section 2.1(c) pursuant to which an adjustment is made in the kind and amount of consideration payable to the Noteholders upon exercise of the option granted hereby or (ii) by the Noteholder that occur in accordance with Section 4.2, neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, and any such assignment that is not consented to shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

     SECTION 4.2 NOVATION. In connection with any transfer by a Noteholder (a "Transferring Noteholder") of all or any portion of any Note (other than a purchase of a Note by the Optionee pursuant to Article I hereof), by operation of law or otherwise, that is permitted under the Note, the transferee shall execute and deliver to the Optionee a novation agreement in the form of Exhibit 1 hereto (a "Novation Agreement"). Execution and delivery to the Optionee of a Novation Agreement shall, with effect from and after the consummation of the transfer of the Note to the transferee, effect a novation of this Agreement and shall have the following consequences, in addition to those provided by law: (A) the Transferring Noteholder shall be discharged and released from all of its obligations hereunder with respect to such portion of the Note transferred by it to the transferee; and (B) the transferee shall become a Noteholder for all purposes hereunder with respect to the Note transferred to it. Each of the Optionee and each Noteholder agrees, by its execution and delivery of this Agreement or of a Novation Agreement, that any such novation of this Agreement shall be binding upon the Optionee or such Noteholder without the need for further action by the Optionee or such Noteholder. Upon a transferee's execution and delivery to the Optionee of a Novation Agreement, the Optionee shall deliver to such transferee a copy of any Exercise Notice theretofore delivered by the Optionee. If an Exercise Notice has been delivered by the Optionee prior to any transfer of a Note, the Transferring Noteholder shall, prior to the consummation of such transfer, deliver a copy of the Exercise Notice to the transferee. Any Exercise Notice delivered to the transferring Noteholder prior to a transfer of a Note shall be binding upon the transferee.


                                    ARTICLE V
                               GENERAL PROVISIONS

     SECTION 5.1 NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be delivered personally, by facsimile (which is confirmed as provided below) or by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (i) if to the Optionee, to

              White Mountains Insurance Group, Ltd.
              12 Church Street
              Suite 22A
              Hamilton HM11
              Bermuda
              Fax: 441-296-9904
              Attention: Tom Kemp

              with a copy to:

              White Mountains Insurance Group, Ltd.
              80 South Main Street
              Hanover, NH  03755
              Fax: 603-643-4562
              Attention: Tom Kemp

          (ii) if to the Noteholder, to the address shown opposite its name on
     Schedule 1 to this Agreement or on the relevant Novation Agreement, as applicable, or such other address as the Noteholder shall provide to the Optionee.

Notice given by personal delivery or overnight courier shall be effective upon actual receipt. Notice given by facsimile shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day if not received during the recipient's normal business hours. All notices by facsimile shall be confirmed promptly after transmission in writing by personal delivery or overnight courier.

     SECTION 5.2 INTERPRETATION. When a reference is made in this Agreement to a Section, Schedule or Exhibit, such reference shall be to a Section of, or a Schedule or Exhibit to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate.

     SECTION 5.3 ENTIRE AGREEMENT; THIRD-PARTY BENEFICIARIES. This Agreement (including all exhibits and schedules hereto) constitutes the entire agreement, and supersedes all prior agreements, understandings, representations and warranties, both written and oral, among the parties with respect to the subject matter of this Agreement. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies.

     SECTION 5.4 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     SECTION 5.5 ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state court which in either case is located in the City of New York (any such federal or state court, a "New York Court"), in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself exclusively to the personal jurisdiction of any New York Court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such New York Court. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 5.5.

     SECTION 5.6 SEVERABILITY; AMENDMENT; WAIVER.

     (a) Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

     (b) Except for novations pursuant to Section 4.2 hereof, this Agreement may be amended only by a written instrument signed by each of the parties.

     (c) No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

     SECTION 5.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

     IN WITNESS WHEREOF, the Noteholders and the Optionee have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                       CGU INTERNATIONAL HOLDINGS
                                       LUXEMBOURG S.A.


                                       By
                                       Name:
                                       Title:


                                       CGU HOLDINGS LLC



                                       By
                                       Name:
                                       Title:


                                       WHITE MOUNTAINS INSURANCE
                                       GROUP, LTD.


                                       By
                                       Name:
                                       Title:

                                                                      SCHEDULE 1


                    Addresses for Notices to the Noteholders

CGU INTERNATIONAL HOLDINGS LUXEMBOURG S.A.
  Galerie Kons
  4th Floor
  26 Place de la Gare
  L-1616 LUXEMBOURG
  Fax:
  Attention:  William Gilson


       With a copy to:
       CGNU plc
       St. Helens
       1 Undershaft
       20th Floor
       London, ENGLAND
       EC3P 3DQ
       Fax: 020 7662 7700
       Attention: Group Company Secretary


CGU HOLDINGS LLC
  St. Helens
  1 Undershaft
  20th Floor
  London, ENGLAND
  EC3P 3DQ
  Fax: 020 7662 7700
  Attention: Richard Whitaker


       With a copy to:
       CGNU plc
       St. Helens
       1 Undershaft
       20th Floor
       London, ENGLAND
       EC3P 3DQ
       Fax: 020 7662 7700
       Attention:  Group Company Secretary

                                                                       EXHIBIT 1

                               NOVATION AGREEMENT


                                                                          [date]

White Mountains Insurance Group, Ltd.
80 South Main Street
Hanover, NH  03755
Attention:  Michael Paquette

        Re: Novation of Note Purchase Option Agreement

Ladies and Gentlemen:

     The undersigned proposes to acquire from [name of Noteholder] (the "Transferring Noteholder") one or more subordinated promissory notes due ________, 2002 ("Notes") of TACK Holding Corp. in an aggregate principal amount of $___________. The undersigned has been advised that the Notes are subject to a Note Purchase Option Agreement dated as of ______, 2001, among White Mountains Insurance Group, Ltd. (the "Optionee"), the Transferring Noteholder and the other holders of Notes (the "Note Purchase Option Agreement"), pursuant to which the Optionee has an option to purchase Notes from the holders thereof on the terms and subject to the conditions set forth in such Agreement. By this letter, the undersigned agrees that, with effect from and after the consummation of the acquisition of the Notes to be acquired by the undersigned from the Transferring Noteholder, the undersigned shall become a party to the Note Purchase Option Agreement as a Noteholder (as defined in the Note Purchase Option Agreement) for all purposes under the Note Purchase Option Agreement with respect to the Notes acquired by it.

                                       Very truly yours,

                                       [Name of transferee]



                                       By:____________________________________
                                          Name:
                                          Title:
                                          Address for Notices:

                                                                       EXHIBIT 2

                      FORM OF REGISTRATION RIGHTS AGREEMENT